EXECUTION COPY






                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Depositor



                                       and



                            WILMINGTON TRUST COMPANY

                                as Owner Trustee


                    -----------------------------------------


                      AMENDED AND RESTATED TRUST AGREEMENT

                            Dated as of June 26, 2003

                   ------------------------------------------



                      Home Equity Loan-Backed Certificates,
                                 Series 2003-HS2

        This Amended and Restated Trust Agreement, dated as of June 26, 2003 (as amended from time to time, this "Trust Agreement"), between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a Delaware corporation, as depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee"),


                                WITNESSETH THAT:

        WHEREAS, the Depositor and the Owner Trustee entered into a trust agreement dated as of June 19, 2003, in connection with the formation of a Delaware statutory trust (the "Original Trust Agreement"); and

        WHEREAS, the Depositor and the Owner Trustee wish to amend and restate the Original Trust Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Owner Trustee agree as follows:


                                    ARTICLE I

                                   Definitions

        Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture dated June 26, 2003 (the "Indenture"), between Home Equity Loan Trust 2003-HS2, as issuer, and JPMorgan Chase Bank, as indenture trustee. All other capitalized terms used herein shall have the meanings specified herein.

        Section 1.02. Other Definitional Provisions.
                      -----------------------------

        (a) All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (b) As used in this  Trust  Agreement  and in any  certificate  or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate  or  other  document  to the  extent  not  defined,  shall  have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

        (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article,

Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        (d) The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                                  Organization

        Section 2.01. Name. The trust created hereby (the "Trust") shall be known as "Home Equity Loan Trust 2003-HS2," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

        Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

        Section 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

        (a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

        (b) to purchase the Home Equity Loans and to pay the organizational, start-up and transactional expenses of the Trust;

        (c) to assign, grant, transfer, pledge and convey the Home Equity Loans pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 any portion of the Home Equity Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

        (d) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

        (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including, without limitation, to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

        (f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents while any Note is outstanding without the consent of the Certificateholders of Certificates evidencing a majority of the aggregate Certificate Percentage Interest of each Class of Certificates, the Noteholders of Notes representing a majority of the aggregate Security Balances of the Notes and the Indenture Trustee.

        Section 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

        Section 2.05. Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. In consideration of the delivery by the Owner Trustee, on behalf of the Trust, of the Securities to the Depositor or its designee, upon the order of the Depositor, the Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, the Depositor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse, but subject to the other terms and provisions of this Trust Agreement, all of the right, title and interest of the Depositor in and to the Owner Trust Estate. The foregoing transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Trust of any obligation of the Depositor or any other Person in connection with the Trust Estate or under any agreement or instrument relating thereto, except as specifically set forth herein.

        The Owner Trustee, on behalf of the Trust, acknowledges the conveyance to the Trust by the Depositor, as of the Closing Date, of the Owner Trust Estate, including all right, title and interest of the Depositor in and to the Owner Trust Estate. Concurrently with such conveyance and in exchange therefor, the Trust has pledged the Trust Estate to the Indenture Trustee and has executed the Certificates and the Notes and caused them to be duly authenticated and delivered.

        Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Trust Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes, the Trust shall be treated as a disregarded entity while it is wholly owned by a single person or entity, with the Group II Loans being treated as assets of the single person or entity, and the Class II Notes being debt of the entity and the provisions of this Trust Agreement shall be interpreted to further this intention. It is the intention of the parties hereto that solely for federal, state and local income and franchise tax purposes, for so long as 100% of the Class SB-II Certificates are held by a single person or entity, the Trust (other than the portion of the Trust constituting the REMICs) shall be treated as a disregarded entity, with the Trust Estate being treated as assets of the single person or entity, and the Class II Notes being treated as debt of the entity, and the provisions of this Trust Agreement shall be interpreted to further this intention. It is the intention of the parties hereto that, an election to be treated as a REMIC

("REMIC I") for federal income tax purposes be made with respect to the Home Equity Loans in Loan Group I together with the proceeds of the Home Equity Loans in Loan Group I on deposit in the Certificate Distribution Account, the Custodial Account and the Payment Account, for purposes of the REMIC Provisions. It is also the intention of the parties hereto that a second election to be treated as a REMIC be made with respect to the REMIC I Regular Interests ("REMIC II") and that a third election to be treated as a REMIC be made with respect to the REMIC II Regular Interests ("REMIC III"). The Issuer will provide for the administration of REMIC I, REMIC II and REMIC III pursuant to Article XI of the Indenture. If more than one person owns the Class SB-II Certificates, then it is the intention of the parties hereto, that solely for federal, state and local income and franchise tax purposes the Owner Trust, exclusive of the portion of the Owner Trust constituting the REMICs, shall be treated as a partnership, with the assets of the partnership being the Trust Estate, exclusive of the assets of the REMICs, the partners of the partnership being the Holders of the Group II Certificates and the Class II Notes being debt of the partnership and the provisions of this Trust Agreement shall be interpreted to further this intention. The parties agree that, unless otherwise required by appropriate tax authorities, the Owner Trustee will file or cause to be filed annual or other necessary returns, reports and other forms as provided by the original Certificateholder consistent with the characterization of the Trust as an entity wholly owned by the Depositor or an affiliate thereof, or if two or more persons own the Certificates, as a partnership for such tax purposes and as provided by such holders of Certificates.

        Section 2.07. Liability of the Holders of the Certificates. The Holders of the Certificates shall be liable for any entity level taxes imposed on the Trust.

        Section 2.08. Title to Trust Property. Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

        Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section
2.03. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

        Section 2.10. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

               (a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

               (c) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

               (d) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any material breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a material default under, the articles of incorporation or bylaws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

        Section 2.11. Payment of Trust Fees. The Owner Trustee shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                   ARTICLE III

                      Conveyance of the Home Equity Loans; Certificates

        Section 3.01. Conveyance of the Home Equity Loans. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Notes and the Certificates and the Credit Enhancer, without recourse, all its right, title and interest in and to the Home Equity Loans. The Depositor will also provide the Trust with the Policy.

        The parties hereto intend that, for non-tax purposes, the transaction set forth herein be a sale by the Depositor to the Trust of all of its right, title and interest in and to the Home Equity Loans. In the event that, for non-tax purposes, the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of its right, title and interest in, to and under the Owner Trust Estate, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

        Section 3.02. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Home Equity Loans pursuant to Section 3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

        Section 3.03. The Certificates. The Certificates shall be issued in minimum denominations of a Certificate Percentage Interest of 10.0000% and integral multiples of 0.0001% in excess thereof; provided, however, that Certificates may be issued in minimum denominations of less than 10.0000% in accordance with the provisions of Section 3.12. The Class SB-I Certificates and Class SB-II Certificates shall be issued in substantially the form attached hereto as Exhibit A. The Class R-I Certificates, Class R-II Certificates and the Class R-III Certificates shall be issued in substantially the form attached hereto as Exhibit I.

        The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated in the manner provided in Section 3.04. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

        A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

        Section 3.04. Authentication of Certificates. Concurrently with the acquisition of the Home Equity Loans by the Trust, the Owner Trustee or the Certificate Paying Agent shall cause each Class of the Certificates in an initial Certificate Percentage Interest of 100.00% to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the

Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit I hereto, executed by the Owner Trustee or the Certificate Paying Agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        Section 3.05. Registration of and Limitations on Transfer and Exchange of Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.09, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Indenture Trustee shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

        Subject to satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.09, the Owner Trustee shall execute, authenticate and deliver (or shall cause the Certificate Registrar as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

        Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

        No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

        Except as described below, each holder of a Class SB-II Certificate or a Class R Certificate shall establish its non-foreign status by submitting to the Certificate Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

        A Class SB-II Certificate or Class R Certificate may be transferred to a Certificateholder unable to establish its non-foreign status as described in the preceding paragraph only if such Certificateholder provides an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor, satisfactory to the Depositor and the Credit Enhancer, that such transfer (1) will not affect the tax status of the Trust and (2) will not adversely affect the interests of any Certificateholder, Noteholder or the Credit Enhancer, including, without limitation, as a result of the imposition of any United States federal withholding taxes on the Trust (except to the extent that such withholding taxes would be payable solely from amounts otherwise distributable to the Certificate of the prospective transferee). If such transfer occurs and such foreign Certificateholder becomes subject to such United States federal withholding taxes, any such taxes will be withheld by the Indenture Trustee. Each holder of a Class SB-II Certificate or a Class R Certificate unable to establish its non-foreign status shall submit to the Certificate Paying Agent a copy of its Form W-8 and shall resubmit such Form W-8-BEN or such successor form as required by then-applicable regulations and shall resubmit such form every three years or with such frequency as required by then-applicable regulations.

        (b)(i) No transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Certificate Registrar or the Depositor shall prior to such transfer require the transferee (A) to either (i) execute an investment letter in substantially the form attached hereto as Exhibit C (or in such form and substance reasonably satisfactory to the Certificate Registrar and the Depositor) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act, provided by Rule 144A or (ii) (a) deliver to the Certificate Registrar and the Depositor a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (b) execute a representation letter, substantially in the form of Exhibit D hereto, and to cause the transferor to execute a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer or the Depositor and (B) in the case of a Class SB-II Certificate or Class R Certificate to execute the Certificate of Non-Foreign Status (in substantially the form attached hereto as Exhibit F) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, which certificate shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. If the Certificateholder is unable to provide a Certificate of Non-Foreign Status, the Certificateholder must provide an Opinion of Counsel as described in the preceding paragraph. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate Registrar, the Master Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        (ii) No transfer of Certificates or any interest therein shall be made to any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA, or Section 4975 of the Code (collectively, "Plan"), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Trust Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer. Solely with respect to the Class SB-I Certificates or Class SB-II Certificates, in lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor a certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

        (iii) In addition, no transfer of a Class SB-II Certificate shall be permitted, and no such transfer shall be registered by the Certificate Registrar or be effective hereunder, unless evidenced by an Opinion of Counsel, which establishes that such transfer or the registration of such transfer would not cause the Trust to be classified as a publicly traded partnership, by having more than 100 Certificateholders at any time during the taxable year of the Trust, an association taxable as a corporation, a corporation or a taxable mortgage pool for federal and relevant state income tax purposes, which Opinion of Counsel shall not be an expense of the Certificate Registrar and shall be an expense of the proposed transferee. No Opinion of Counsel will be required if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

        (iv) In addition, no transfer, sale, assignment, pledge or other disposition of a Certificate shall be made unless the proposed transferee executes a representation letter substantially in the form of Exhibit D, or substantially in the form of Exhibit H hereto, that (1) the transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other Person or entity in connection with such acquisition and
(2) if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates acquired are not more than 50% of the assets of the partnership, grantor trust or S corporation.

        (v) In addition, with respect to each Class R Certificate, (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Certificate Paying Agent or its designee under clause (vii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (vii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit J-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit J-2, from the Certificateholder of a Class R Certificate wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Certificate Registrar in the form attached hereto as Exhibit J-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Certificate Registrar written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

        (vi) The Certificate Registrar will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Certificateholder of a Class R Certificate requesting such transfer in the form attached hereto as Exhibit G and all of such other documents as shall have been reasonably required by the Certificate Registrar as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

        (vii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 3.05 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported  Transferee shall become a Certificateholder of a  Class R  Certificate  in  violation  of the  restrictions  in this
        Section 3.05 and to the extent that the retroactive restoration of the rights of the Certificateholder of such Class R Certificate as described in clause (vii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such
        Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (vii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

               (viii) The REMIC Administrator shall make available all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the REMIC Administrator before it will provide such information to any such potentially affected Person.

               (ix) The provisions of this Section 3.05 set forth prior to this clause (ix) may be modified, added to or eliminated, provided that there shall have been delivered to the Owner Trustee the following:

                      (A) written  notification  from each Rating  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, if determined without regard to the Policy, of any Class of the Notes below the lower of the then-current rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency, if determined without regard to the Policy; and

                      (B) subject to Section 11.01(f) of the Indenture, an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer and the Credit
               Enhancer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any of the REMICs to cease to qualify as a REMIC and will not cause (x) any portion of any of the REMICs to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        Section 3.06. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee or the Certificate Paying Agent, as the Trust's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section
3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 3.07. Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

        Section 3.08. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor or the Owner Trustee, a list, in such form as the Depositor or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

        Section 3.09. Maintenance of Office or Agency. The Owner Trustee, on behalf of the Trust, shall maintain in the City of New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office of the Indenture Trustee as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

        Section 3.10. Certificate Paying Agent. (a) The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 3.05 of the Indenture. The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent and the Indenture Trustee hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

               (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (ii) give the Owner Trustee notice of any default by the Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

               (iii) at any time during the continuance of any such default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Certificate Paying Agent;

               (iv) immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi) deliver to the Owner Trustee a copy of the report to Certificateholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

        (b) The Trust may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Indenture Trustee shall be permitted to resign as Certificate Paying Agent upon 30 days' written notice to the Owner Trustee; provided the Indenture Trustee is also resigning as Paying Agent under the Indenture at such time. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture. The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument to the effect set forth in this Section 3.10 as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.04, 6.05, 6.06, 7.01 and 7.02 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

        (c) The Certificate Paying Agent shall establish and maintain with itself the Certificate Distribution Account in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture. The Certificate Paying Agent shall make all distributions of Certificate Distribution Amounts on the Certificates, from moneys on deposit in the Certificate Distribution Account.

        Section 3.11. Cooperation. The Owner Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Trust Agreement or the Insurance Agreement, consistent with this Trust Agreement and without limiting the rights of the Certificateholders as otherwise expressly set forth in this Trust Agreement.

        Section 3.12. Additional Certificate Security Balances Upon Issuance of Capped Funding Notes. (a) On any date on which Variable Funding Notes are exchanged for Capped Funding Notes pursuant to Section 4.01(d) of the Indenture, the Security Balance of one or more Class SB-II Certificates shall be increased in an amount equal to the Additional Certificate Security Balance as required pursuant to the Opinion of Counsel required to be delivered pursuant to Section 4.01(d) of the Indenture in connection with the issuance of Capped Funding Notes. In addition, on any Payment Date on which the Group II-A Additional Balance Differential for such Payment Date if added to the aggregate Security Balance of the Class A-II-A Variable Funding Notes (after application of any principal payments to be made thereon on such Payment Date) would cause the aggregate Security Balance thereof to exceed the Maximum Class A-II-A Variable Funding Balance, then the Security Balance of one or more Certificates shall be increased by the amount of such excess. Similarly, on any Payment Date on which the Group II-B Additional Balance Differential for such Payment Date if added to the aggregate Security Balance of the Class A-II-B Variable Funding Notes (after application of any principal payments to be made thereon on such Payment Date) would cause the aggregate Security Balance thereof to exceed the Maximum Class
A-II-B Variable Funding Balance, then the Security Balance of one or more Certificates shall be increased by the amount of such excess.

        (b) 100.00% of the value of the Additional Certificate Security Balance shall be added to any Class SB-II Certificate held by the Seller or an Affiliate thereof without the consent of the other Certificateholders; or if no such Class SB-II Certificate exists, a new Class SB-II Certificate or Class SB-II Certificates shall be issued at the direction of the Seller or an Affiliate thereof having in the aggregate a Security Balance equal to such 100.00% of such value. Alternatively, the Depositor may allocate any portion of such value to a Class SB-II Certificateholder other than the Depositor or an Affiliate thereof, provided that such Certificateholder provides its written consent to the Depositor and the Owner Trustee.

        (c) Following such increase, the Certificate Percentage Interest of each Class SB-II Certificate shall be recalculated, the numerator of which shall be the value thereof including the respective value of the portion of the Additional Certificate Security Balance added thereto pursuant to this Section 3.12, and the denominator of which shall be the value of all the Class SB-II Certificates following such increase. The Owner Trustee shall issue new Class SB-II Certificates with new Certificate Percentage Interests to each Holder of the Class SB-II Certificates, with such Certificate Percentage Interests calculated to four decimal places. In addition, the new Class SB-II Certificates may be issued in minimum denominations of 0.0001% and integral multiples of 0.0001% in excess thereof. This subsection, and subsections (d) and (e) below, shall not apply in the event that any Additional Certificate Security Balance is allocated in accordance with subsection (b) either (i) at any time when there is only one Class SB-II Certificateholder, or (ii) at any time when there is more than one Class SB-II Certificateholder if such Additional Certificate Security Balance is allocated on a pro rata basis among all Class SB-II Certificates.

        (d) For purposes of the foregoing, the "value" of any Class SB-II Certificate or any Additional Certificate Security Balance added thereto shall be determined by the Seller in its sole discretion based on reasonable cash flow assumptions and valuation methods, and any such determination shall be binding on the Certificateholders. If the Seller is unable to determine the "value," the Owner Trustee shall determine the "value" using the same assumptions and methods.

        (e) The Owner Trustee, the Indenture Trustee and the Issuer agree to cooperate with each other and the Depositor and the Seller and to cause no unreasonable delay in adjusting the Certificate Percentage Interests of the Class SB-II Certificates pursuant to this Section 3.12 and the issuing of Capped Funding Notes in connection with Section 4.01(d) of the Indenture.

        Section 3.13. Subordination. Except as otherwise provided in the Basic Documents, for so long as any Notes are outstanding or unpaid, the Certificateholders will generally be subordinated in right of payment, under the Certificates or otherwise, to payments to the Noteholders under, or otherwise related to, the Indenture. If an Event of Default has occurred and is continuing under the Indenture, the Certificates will be fully subordinated to obligations owing by the Trust to the Noteholders and with respect to the Group II Certificateholders only, the Credit Enhancer under, or otherwise related to, the Indenture, and no distributions will be made on the Certificates until the Noteholders and the Indenture Trustee and with respect to the Group II Certificateholders only, the Credit Enhancer have been irrevocably paid in full.

        Section 3.14. No Priority Among Certificates. All Certificateholders shall rank equally as to amounts distributable upon the liquidation, dissolution or winding up of the Trust, with no preference or priority being afforded to any Certificateholders over any other Certificateholders, except that amounts distributable to the Group I Certificates will be distributed first to the Class SB-I Certificates, in an amount equal to the Class SB-I Distribution Amount for such Payment Date and the Class SB-I Distribution Amount for any previous Payment Date to the extent not previously paid, before being distributed to the Class R-I Certificates, and amounts distributable to the Class SB-II Certificates will be distributed to the Class SB-II Certificates.


                                   ARTICLE IV

                      Authority and Duties of Owner Trustee

        Section 4.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Owner Trustee shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

        Section 4.02. General Duties. The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this Trust Agreement and the Basic Documents to which the Trust is a party and in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

        Section 4.03. Action upon Instruction. (a) Subject to this Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to this Article IV.

        (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

        (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Credit Enhancer) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instructions received from Holders of Certificates representing a majority of the Security Balance of each Class of Certificates, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

        Section 4.04. No Duties Except as Specified under Specified Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

        Section 4.05. Restrictions. (a) The Owner Trustee shall not take any action (x) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (y) that, to the actual knowledge of the Owner Trustee, would result in the Trust becoming taxable as a corporation or a taxable mortgage pool for federal income tax purposes or would cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any of the Class I Notes or Group I Certificates are outstanding or any obligations are due and owing to the Credit Enhancer under the Insurance Agreement. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this
Section 4.05.

        (b) The Owner Trustee shall not convey or transfer any of the Trust's properties or assets, including those included in the Trust Estate, to any person unless (a) it shall have received an Opinion of Counsel to the effect that such transaction will not have any material adverse tax consequence to the Trust or any Certificateholder and (b) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

        Section 4.06. Prior Notice to Certificateholders and the Credit Enhancer with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Credit Enhancer in writing of the proposed action and Holders of
Certificates representing a majority of the Security Balance thereof and the Credit Enhancer shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders and the Credit Enhancer have withheld consent or provided alternative direction:

        (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Home Equity Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Home Equity Loans);

        (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

        (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

        (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

        (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

        Section 4.07. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates, and with the consent of the Credit Enhancer, to (a) remove the Master Servicer under the Servicing Agreement pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Home Equity Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates and with the consent of the Credit Enhancer.

        Section 4.08. Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and with the consent of the Credit Enhancer and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

        Section 4.09. Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

        Section 4.10. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders evidencing not less than a majority of the outstanding Security Balance of the Certificates at the time of the delivery of such notice.

        Section 4.11. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.05 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company, or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

        Section 4.12. Removal of Home Equity Loans. Certificateholders holding 100% of the Certificate Percentage Interests of the Class SB-II Certificates may, by delivering a written request to the Owner Trustee to such effect, cause the removal of Home Equity Loans in Loan Group II from the Trust Estate in accordance with and subject to the provisions of Section 3.15(b) of the Servicing Agreement. Promptly following receipt of any such request, the Owner Trustee shall deliver to the Master Servicer the written notice and request required to be delivered to the Master Servicer pursuant to Section 3.15(b) of the Servicing Agreement. Any Group II Loans removed from the Trust Estate pursuant to Section 3.15(b) of the Servicing Agreement shall be property of the Issuer and, upon the written request of the Class SB-II Certificateholders holding 100% of the Certificate Percentage Interests of the Class SB-II Certificates, be released to the Class SB-II Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.


                                    ARTICLE V

                           Application of Trust Funds

        Section 5.01. Distributions. (a) On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution Account and available therefor (as provided in
Section 3.05 of the Indenture), as the Certificate Distribution Amount for such Payment Date. Any such amounts payable to the holders of the Group I Certificates shall be distributed, first, to the Certificateholders of the Class SB-I Certificates, in an amount equal to the Class SB-I Distribution Amount for such Payment Date and the Class SB-I Distribution Amount for any previous
Payment Date to the extent not previously paid, and second, to the Certificateholders of the Class R-I Certificates, any amounts remaining. All distributions made pursuant to this Section to any Class of Certificates shall be distributed to the Certificateholders of such Class pro rata based on the respective Percentage Interests thereof.

        (b) In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01. The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a

Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

        (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

        (d) Allocations of profits and losses, as determined for federal income tax purposes, shall be made among the Classes of Group I Certificates in accordance with the REMIC provisions and within each Class of Certificates to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

        (e) On each Payment Date, the following amounts in the following order of priority, from the amounts allocable to the Class I Noteholders and Group I Certificateholders pursuant to Section 3.05 of the Indenture, shall be deemed to have been distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or shall be withdrawn from the Distribution Account and distributed to the holders of the Class R-I Certificates, as the case may be:

               (i) first, (1) to the Holders of REMIC I Regular Interests LTB, in an amount equal to (A) the Uncertificated Accrued Interest for such Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates and (2) to the Holders of the REMIC I Regular Interests LTB, any prepayment charges received on the Group I Loans during the related Collection Period; and second, (2) to Holders of REMIC I Regular Interest LTA in an amount equal to (A) the Uncertificated Accrued Interest for such Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

               (ii) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

               (A) to the Holders of REMIC I Regular Interest LTA, until the Uncertificated Principal Balance of REMIC I Regular Interest LTA is reduced to zero;

               (B) to the Holders of REMIC I Regular Interests LTB sequentially in the order of their numerical designation, until the Uncertificated Principal Balance of each successive REMIC I Regular Interest LTB is reduced to zero; and

               (C) any remaining amount to the Holders of the Class R-I Certificates.

        (f) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

               (i) first, (1) to the extent of the Available Distribution Amount, to the Holders of REMIC II Regular Interests LTA-IO, in an amount equal to (A) their Uncertificated Accrued Interest for such Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates and (2) pro rata to the Holders of the REMIC

        II Regular Interests LTA-IO, any prepayment charges received on the Group I Loans during the related Collection Period; and second, (2) to the Holders of REMIC II Regular Interest LT1, REMIC II Regular Interest LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

               (ii) on each Payment Date, to the Holders of REMIC II Regular Interests, in an amount equal to the remainder of the proceeds relating to the REMIC I Regular Interests after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                      (i) to the Holders of the REMIC II Regular  Interest  LT2,
               REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4, their respective Principal Distribution Amounts;

                      (ii) to the Holders of the REMIC II Regular  Interest  LT1
               any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                      (iii) any remainder to the Holders of the REMIC II Regular
               Interest LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4 pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                      (iv) any  remaining  amounts  to the  Holders of the Class
               R-II Certificates; and

        (g) On each Payment Date, following the distributions made pursuant to clauses (i) through (iv) of Section 3.05(a)(I) of the Indenture, the remaining amount shall be deemed distributed by REMIC III first to REMIC III Regular Interest SB-IO until its accrued and unpaid interest for the current and all prior Payment Dates shall have been reduced to zero, second to the REMIC III Regular Interest SB-PO until the Uncertificated Principal Balance thereof shall have been reduced to zero and third to the Class R-III Certificates any remaining amount. From the amounts deemed distributed from REMIC III pursuant to the preceding sentence, first the Class R-III Certificateholder and then the Class SB-I (as the owner of REMIC III Regular Interests SB-IO and SB-PO) shall be deemed to have paid the amounts required to be paid pursuant to clause (vii) of Section 3.05(a)(I).

        Section 5.02. Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

        Section 5.03. Signature on Returns. The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust. The REMIC Administrator, as agent for the Owner Trustee, shall sign on behalf of the Trust the tax returns of REMIC I, REMIC II and REMIC III. The Owner Trustee shall give the REMIC Administrator all such powers of attorney as are needed to enable the REMIC
Administrator to prepare and sign such tax returns. In the event that approval from the applicable District Director of the Internal Revenue Service for the REMIC Administrator or the Master Servicer to sign the tax returns is not forthcoming following application, the REMIC Administrator shall prepare and the Owner Trustee shall sign the tax returns for REMIC I, REMIC II and REMIC III or the Master Servicer shall prepare and the Owner Trustee shall sign the tax returns for the Trust, as applicable.

        Section 5.04. Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement or statements provided to the Owner Trustee and the Certificate Paying Agent by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

        Section 5.05. Tax Reporting. So long as the Depositor or any Affiliate of the Depositor owns 100% of the Certificates (the "Original Certificateholder"), then no separate federal and state income tax returns and information returns or statements will be filed with respect to the Trust, other than the portion of the Trust constituting the REMICs. If the Original Certificateholder is no longer the sole Class SB-I Certificateholder, the subsequent holders of the Class SB-I Certificates by their acceptance hereof, agree to appoint the Original Certificateholder as their agent for the tax matters partner and the Original Certificateholder, as agent for such holders, agrees to perform all duties necessary to comply with federal and state income tax laws.

        Any Class SB-II Certificateholder that holds 100% of the Class SB-II Certificates agrees by its purchase of 100% of the Class SB-II Certificates to treat the Trust, other than the portion of the Trust constituting the REMICs, as a disregarded entity wholly owned by such Class SB-II Certificateholder for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the Trust (other than the assets constituting the REMICs) being treated as being owned by such Certificateholder, and the Notes being debt of the Certificateholder.

        Section 5.06. Reports to the Master Servicer. In connection with the preparation and filing by the Master Servicer, on behalf of the Depositor and in respect of the Trust, of periodic reports required to be filed under the provisions of the Exchange Act and the rules and regulations of the Commission thereunder, the Depositor shall timely provide to the Master Servicer all material information available to them which is required to be included in such reports.

        Section 5.07  Derivative Contracts.

        (a) The Owner Trustee shall, at the direction of the Master Servicer, on behalf the Trust Estate, enter into Derivative Contracts, solely for the benefit of the Class SB Certificates. Any such Derivative Contract shall constitute a fully prepaid agreement. The Master Servicer shall determine, in its sole discretion, whether any Derivative Contract conforms to the requirements of
Section 5.07(b) and (c). All collections, proceeds and other amounts in respect of the Derivative Contracts payable by the Derivative Counterparty shall be distributed to the Class SB Certificates on the Distribution Date following receipt thereof by the Owner Trustee. In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Estate shall be deemed to be divided into two separate and discrete sub-Trusts. The assets of one such sub-Trust shall consist of all the assets of the Trust Estate other than such instrument and the assets of the other sub-Trust shall consist solely of such instrument.

        (b) Any Derivative Contract that provides for any payment obligation on the part of the Trust Estate must (i) be without recourse to the assets of the Trust Estate, (ii) contain a non-petition covenant provision from the Derivative Counterparty, (iii) limit payment dates thereunder to Distribution Dates and
(iv) contain a provision limiting any cash payments due to the Derivative Counterparty on any day under such Derivative Contract solely to funds available therefor in the Certificate Account to make payments to the Holders of the Class SB Certificates on such Distribution Date.

        (c) Each Derivative Contract must (i) provide for the direct payment of any amounts by the Derivative Counterparty thereunder to the Certificate Account at least one Business Day prior to the related Distribution Date, (ii) contain an assignment of all of the Trust Estate's rights (but none of its obligations) under such Derivative Contract to the Owner Trustee on behalf of the Class SB Certificateholders and shall include an express consent to the Derivative
Counterparty to such assignment, (iii) provide that in the event of the occurrence of an Event of Default, such Derivative Contract shall terminate upon the direction of a majority Percentage Interest of the Class SB Certificates, and (iv) prohibit the Derivative Counterparty from "setting-off or "netting" other obligations of the Trust Estate and its Affiliates against such Derivative Counterparty's payment obligations thereunder.

        (d) Nothwithstanding the provisions of paragraphs (a), (b) and (c) of this Section 5.07, no Derivative Contract shall (i) provide for the payment of any amounts that would otherwise be payable to the Holders of any Class of Notes or the Credit Enhancer, or (ii) materially adversely affect the rights of the Holders of any Class of Notes or the Credit Enhancer.


                                   ARTICLE VI

                          Concerning the Owner Trustee

        Section 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

        (a) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

        (b) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

        (c) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

        (d) The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

        (e) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Seller under the Home Equity Loan Purchase Agreement; and

        (f) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

        Section 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Securityholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

        Section 6.03.  Representations and Warranties.  The Owner Trustee hereby
represents   and   warrants   to  the   Depositor,   for  the   benefit  of  the
Certificateholders, that:

        (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement;

        (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

        (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

        (d) This Trust Agreement, assuming due authorization, execution and delivery by the Owner Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

        (e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

        (f) No litigation is pending or, to the best of the Owner Trustee's knowledge, threatened against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

        Section 6.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

        (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

        Section 6.05. Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

        Section 6.06. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein and in the Certificates (other than the signatures of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

        Section 6.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Seller, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

                                   ARTICLE VII

                          Compensation of Owner Trustee

        Section 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof, and the Owner Trustee shall be reimbursed for its reasonable expenses hereunder and under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents which shall be payable by the Master Servicer pursuant to Section 3.09 of the Servicing Agreement.

        Section 7.02. Indemnification. The holder of the majority of the Certificate Percentage Interest of the Class SB Certificates in the aggregate shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, provided, that:

               (a) the holder of the majority of the Certificate Percentage Interest of the Certificates shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

               (b) with respect to any such claim, the Indemnified Party shall have given the holder of the majority of the Certificate Percentage Interest of the Certificates written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

               (c) while maintaining control over its own defense, the holder of the majority of the Certificate Percentage Interest of the Certificates shall consult with the Indemnified Party in preparing such defense; and

               (d) notwithstanding anything in this Trust Agreement to the contrary, the holder of the majority of the Certificate Percentage Interest of the Certificates shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the holder of the majority of the Certificate Percentage Interest of the Certificates which consent shall not be unreasonably withheld.

        The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the holder of the majority of the Certificate Percentage Interest of the Class SB Certificates in the aggregate, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the holder of the majority of the Certificate Percentage Interest of the Class SB Certificates in the aggregate has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.


                                  ARTICLE VIII

                         Termination of Trust Agreement

        Section 8.01. Termination of Trust Agreement. (a) This Trust Agreement (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the earliest of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and this Trust Agreement or (ii) the purchase by the Master Servicer of all Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

        (b) Except as provided in Section 8.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

        (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders and the Credit Enhancer mailed within five Business Days of receipt of notice of such termination from the Owner Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Paying Agent therein specified. The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01. No such termination is permitted if it would result in a draw on the Policy unless the Credit Enhancer consents in writing.

        In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.10, all the Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

        (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

        Section 8.02. Additional Termination Requirements.
                      ------------------------------------

(a) REMIC I shall be terminated in accordance with the following additional requirements including upon the exercise by the Master Servicer of an optional redemption of the Notes pursuant to Section 8.08 of the Servicing Agreement, unless the Owner Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Owner Trustee) to the effect that the failure of any REMIC to comply with the requirements of this Section 8.02 will not (i) result in the imposition on the Trust Estate of taxes on "prohibited transactions," as described in Section 860F of the Code, or
(ii) cause either REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for such REMIC and specify the first day of such period in a statement, which the Indenture Trustee shall attach to REMIC I's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Owner Trustee and the Indenture Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Owner Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Estate that are included in REMIC I in accordance with the terms hereof; and

(iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Estate, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Payment Date, purchase all of the assets of the Trust Estate for cash.

        Each Holder of a Security and the Owner Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for such REMIC at the expense of the Trust Estate in accordance with the terms and conditions of this Agreement.


                                   ARTICLE IX

                    Successor Owner Trustees and Additional Owner Trustees

        Section 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) long-term debt obligations with a rating of at least A by Standard & Poor's, Moody's and/or Fitch Ratings. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

        Section 9.02. Replacement of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Credit Enhancer, the Indenture Trustee and the Depositor. Upon receiving such notice of resignation, the Indenture Trustee shall promptly appoint a successor Owner Trustee with the consent of the Credit Enhancer which will not be unreasonably withheld, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee may and shall at the direction of the Credit Enhancer remove the Owner Trustee. If the Indenture Trustee shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Indenture Trustee shall promptly appoint a successor Owner Trustee acceptable to the Credit Enhancer by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

        Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

        Section 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

        No successor Owner Trustee shall accept  appointment as provided in this
Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

        Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Indenture Trustee shall mail notice thereof to all
Certificateholders, the Credit Enhancer, the Noteholders and the Rating Agencies. If the Indenture Trustee shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

        Section 9.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be
consolidated,   or  any  Person   resulting  from  any  merger,   conversion  or
consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

        Section 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility pursuant to Section
9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

        Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

        (b) No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

        (c) The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

        Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                    ARTICLE X

                                  Miscellaneous

        Section 10.01.Amendments. (a) This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section 10.01, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel, to the Owner Trustee to the effect that such amendment
(i) complies with the provisions of this Section and (ii) will not cause the Trust to be subject to an entity level tax or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for federal income tax purposes.

        (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered in this Trust Agreement (i.e., to give effect to the intent of the parties), it shall not be necessary to obtain the consent of any Holders, but the Owner Trustee shall be furnished with (A) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy and (B) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders, and the consent of the Credit Enhancer shall be obtained.

        (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding (i.e., technical in nature), it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained.

        (d) If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) the consent of the Credit Enhancer and an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) either (a) a letter from the Rating Agency that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy or (b) the consent of Holders of Certificates evidencing a majority of the Certificate Percentage Interest of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

        (e) If the purpose of the amendment is to provide for the holding of any of the Certificates in book-entry form, it shall require the consent of Holders of all such Certificates then outstanding; provided, that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

        (f) If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with (A) an Opinion of Counsel to the effect that such action will not adversely affect in any material respect the interests of any Holders and (B) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Policy and the consent of the Credit Enhancer shall be obtained.

        (g) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies. It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this
Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

        (h) In connection with the execution of any amendment to any agreement to which the Trust is a party, other than this Trust Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

        Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

        Section 10.02.No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate

        Section 10.03.Limitations on Rights of Others. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Credit Enhancer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

        Section 10.04.Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Corporate Trust Administration, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration; if to the Depositor, addressed to Residential Funding Mortgage

Securities II, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437; if to the Credit Enhancer, addressed to Financial Guaranty Insurance Company, 125 Park Avenue, New York, New York 10017, Attention:
Research and Risk Management (Home Equity Loan Trust 2003-HS2); if to the Rating Agencies, addressed to Standard & Poor's Ratings Services, a division of The
McGraw-Hill  Companies,  Inc.,  55  Water  Street,  New  York,  New  York  10041
Attention: Structured Finance Department - MBS or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

        (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

        (c) A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

        Section 10.05.Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 10.06.Separate Counterparts. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 10.07.Successors and Assigns. All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided and the Credit Enhancer. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

        Section 10.08.No Petition. The Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

        Section 10.09.No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Seller, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Basic Documents.

        Section 10.10.Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

        Section 10.11.GOVERNING LAW. THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 10.12.Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

        Section 10.13.Rights of Credit Enhancer. (a) By accepting its Class SB-II Certificate, each Class SB-II Certificateholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Class SB-II Certificateholders under this Agreement without any further consent of the Class SB-II Certificateholders. Nothing in this Section, however, shall alter or modify in any way, the fiduciary obligations of the Owner Trustee to the Class SB-II Certificateholders pursuant to this Agreement, or create any fiduciary obligation of the Owner Trustee to the Credit Enhancer.

        (b) From and after the date on which the Class II Notes are no longer outstanding under the Indenture and no amounts are owed to the Credit Enhancer pursuant to the terms of the Insurance Agreement, including but not limited to, amounts owed to the Credit Enhancer in respect of draws made on the Policy and for unpaid premiums, the Credit Enhancer shall have no rights or benefits hereunder and all references to the Credit Enhancer in this Trust Agreement shall be disregarded.

        IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.


                                            By:
                                                 -------------------------------
                                                   Name:  Mark White
                                                   Title: Vice President


                                            WILMINGTON TRUST COMPANY, not in its
                                            individual  capacity  but  solely as
                                            Owner  Trustee,  except with respect
                                            to    the     representations    and
                                            warranties contained in Section 6.03
                                            hereof,


                                            By:
                                                 -------------------------------
                                                   Name:
                                                   Title:



Acknowledged and Agreed:

JPMORGAN CHASE BANK,
Indenture Trustee, as Certificate
Registrar and Certificate
Paying Agent


By:
     -------------------------------
       Name:
       Title:

                                    EXHIBIT A

                         FORM OF CLASS SB-I CERTIFICATE

               THIS CLASS SB-I CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE TERM NOTES AND THE VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

               THIS CLASS SB-I CERTIFICATE IS ISSUED IN THE CERTIFICATE PERCENTAGE INTEREST SET FORTH BELOW; HOWEVER, THE CERTIFICATE PERCENTAGE INTEREST OF THIS CERTIFICATE MAY CHANGE IN ACCORDANCE WITH SECTION 3.12 OF THE AGREEMENT. THE HOLDER OF THIS CLASS SB-I CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS CERTIFICATE PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

               SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CLASS SB-I CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

               THIS CLASS SB-I CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

               NO TRANSFER OF THIS CLASS SB-I  CERTIFICATE  SHALL BE MADE UNLESS
THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CLASS SB-I CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS
SECTION 2510.3-101, TO ACQUIRE THIS CLASS SB-I CERTIFICATE (EACH, A "PLAN INVESTOR"), OR (II) IF THIS CLASS SB-I CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, EITHER (X) AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CLASS SB-I CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR (Y) A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT IN LIEU OF SUCH OPINION OF COUNSEL.

               THE TRANSFEREE OF THIS CLASS SB-I CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

               THIS CLASS SB-I CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
June 1, 2003

Date of Trust Agreement:
June 26, 2003

First Payment Date:                         Certificate Percentage Interest of
July 25, 2003                               this Certificate:  100%


Assumed Final Payment Date:
July 25, 2033



                       HOME EQUITY LOAN-BACKED CERTIFICATE
                                 SERIES 2003-HS2

               evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Home Equity Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

               This Class SB-I Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. This Class SB-I Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Auer & Co. is the registered owner of the Certificate Percentage Interest evidenced by this Class SB-I Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Home Equity Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class SB-I Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class SB-I Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Class SB-I Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Class SB-I Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Class SB-I Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Class SB-I Certificate or the making of any notation hereon. Pursuant to the Agreement, the Trust has issued five Classes of Certificates, designated as the Class SB-I Certificates, the Class SB-II Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class SB-I Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Class SB-I Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York. The initial Security Balance of this Class SB-I Certificate is set forth above. The Security Balance hereof will be reduced to the extent of the distributions allocable to principal.

               No transfer of this Class SB-I Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, an Opinion of Counsel as described in the Agreement), which investment letter and certificate or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Depositor) will also require either (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (a "Plan"), any person acting, directly or indirectly, on behalf of any such Plan or any Person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or (ii) if this Class SB-I Certificate is presented for registration in the name of a Plan Investor, either (x) an opinion of counsel to the effect that the purchase or holding of this Class SB-I Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement, or (y) a certification in the form of Exhibit G to the Agreement in lieu of such opinion of counsel.

               This Class SB-I Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Class SB-I Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The Certificateholder, by its acceptance of this Class SB-I Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Class SB-I Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Class SB-I Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class SB-I Certificate are subordinated to the rights of the Noteholders as described in the Indenture., dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2 (the "Trust") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by  its  acceptance  of a  Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

               The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Policy or (b) the consent of Holders of a majority of the Certificate Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class SB-I Certificate is registerable in the Certificate Register upon surrender of this Class SB-I Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,  the  Certificates  are issuable only in minimum denominations of a 10.0000% Certificate Percentage Interest and in integral multiples of a 0.0001% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same. This Class SB-I Certificate is issued in the Certificate Percentage Interest above; however, the Certificate Percentage Interest of this Class SB-I Certificate may change in accordance with Section 3.12 of the Agreement. The Holder of this Class SB-I Certificate hereby consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Class SB-I Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Class SB-I Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of

(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in July 2033, or (iii) the purchase by the Master Servicer of all Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Class SB-I Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class SB-I Certificate to be duly executed.

                           HOME EQUITY LOAN TRUST 2003-HS2


                           By: WILMINGTON TRUST COMPANY,
                               not in its individual capacity but solely as
                               Owner Trustee





Dated:  June 26, 2003      By:
                               ---------------------------------------
                               Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.



                                                WILMINGTON TRUST COMPANY,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee



                                            By: ______________________________
                                                 Authorized Signatory



                                  or JPMORGAN CHASE BANK,
                                  not in its individual capacity but solely, as Authenticating Agent of the Trust



Dated: June 26, 2003



                                            By: ______________________________
                                                Authorized Signatory

                                   ASSIGNMENT



FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE   INSERT    SOCIAL    SECURITY   OR   OTHER    IDENTIFYING    NUMBER   OF
ASSIGNEE___________________________________



-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


----------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
to      transfer said  Certificate on the books of the Certificate  Registrar, with full power of substitution in the premises.


Dated:

                       _____________________________________*/
                          Signature Guaranteed:


                       ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to ______________________________ for the account of ________________, account number ______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to __________________.


                              ------------------------------
                              Signature of assignee or agent
                              (for authorization of wire transfer only)

                         FORM OF CLASS SB-II CERTIFICATE

               THIS CLASS SB-II CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE TERM NOTES AND THE VARIABLE FUNDING NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

               THIS CLASS SB-II CERTIFICATE IS ISSUED IN THE PERCENTAGE INTEREST SET FORTH BELOW; HOWEVER, THE PERCENTAGE INTEREST OF THIS CERTIFICATE MAY CHANGE IN ACCORDANCE WITH SECTION 3.12 OF THE AGREEMENT. THE HOLDER OF THIS CLASS SB-I CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS CERTIFICATE PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

               THIS CLASS SB-II CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED AND RESTATED TRUST AGREEMENT ("THE AGREEMENT").

               NO TRANSFER OF THIS CLASS SB-II CERTIFICATE SHALL BE MADE UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (I) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CLASS SB-II CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION RESTRICTIONS AND THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS," WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATIONS
SECTION 2510.3-101, TO ACQUIRE THIS CLASS SB-II CERTIFICATE (EACH, A "PLAN INVESTOR"), OR (II) IF THIS CLASS SB-II CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN INVESTOR, EITHER (X) AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CLASS SB-II CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR, THE OWNER TRUSTEE, THE MASTER SERVICER OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR (Y) A CERTIFICATION IN THE FORM OF EXHIBIT G TO THE AGREEMENT IN LIEU OF SUCH OPINION OF COUNSEL.

               THE TRANSFEREE OF THIS CLASS SB-II CERTIFICATE SHALL BE SUBJECT TO UNITED STATES FEDERAL WITHHOLDING TAX UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

               THIS CLASS SB-II CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-off Date:
June 1, 2003

Date of Trust Agreement:
June 26, 2003

First Payment Date:                         Certificate Percentage Interest of
July 25, 2003                               this Certificate:  100%


Assumed Final Payment Date:
June 25, 2028



                       HOME EQUITY LOAN-BACKED CERTIFICATE
                                 SERIES 2003-HS2

               evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Home Equity Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

               This Class SB-II Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. This Class SB-II Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Auer & Co. is the registered owner of the Certificate Percentage Interest evidenced by this Class SB-II Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Home Equity Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class SB-II Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class SB-II Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Class SB-II Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Class SB-II Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Class SB-II Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Class SB-II Certificate or the making of any notation hereon. Pursuant to the Agreement, the Trust has issued five Classes of Certificates, designated as the Class SB-I Certificates, the Class SB-II Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class SB-II Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Class SB-II Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York. The initial Security Balance of this Class SB-II Certificate is set forth above. The Security Balance hereof will be reduced to the extent of the distributions allocable to principal.

               No transfer of this Class SB-II Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Certificate Registrar or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in the Agreement and (iii) the Certificate Registrar shall require the transferee to execute an investment letter and a Certificate of Non-Foreign Status in the form described by the Agreement (or if a Certificate of Non-Foreign Status is not provided, an Opinion of Counsel as described in the Agreement), which investment letter and certificate or Opinion of Counsel shall not be at the expense of the Trust, the Owner Trustee, the Certificate Registrar or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with any such transfer, the Certificate Registrar (unless otherwise directed by the Depositor) will also require either (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary responsibility requirements of ERISA or Section 4975 of the Code (a "Plan"), any person acting, directly or indirectly, on behalf of any such Plan or any Person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or (ii) if this Class SB-II Certificate is presented for registration in the name of a Plan Investor, either (x) an opinion of counsel to the effect that the purchase or holding of this Class SB-II

Certificate is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement, or (y) a certification in the form of Exhibit G to the Agreement in lieu of such opinion of counsel.

               This Class SB-II Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Class SB-II Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The Certificateholder, by its acceptance of this Class SB-II Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Class SB-II Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Class SB-II Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class SB-II Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2 (the "Trust") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by  its  acceptance  of a  Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

               The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Policy or (b) the consent of Holders of a majority of the Certificate Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class SB-II Certificate is registerable in the Certificate Register upon surrender of this Class SB-II Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,  the  Certificates  are issuable only in minimum denominations of a 10.0000% Certificate Percentage Interest and in integral multiples of a 0.0001% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same. This Class SB-II Certificate is issued in the Certificate Percentage Interest above; however, the Certificate Percentage Interest of this Class SB-II Certificate may change in accordance with Section 3.12 of the Agreement. The Holder of this Class SB-II Certificate hereby consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Class SB-II Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Class SB-II Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of

(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in June 2028, or (iii) the purchase by the Master Servicer of all Home Equity Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Class SB-II Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class SB-II Certificate to be duly executed.

                            HOME EQUITY LOAN TRUST 2003-HS2


                            By: WILMINGTON TRUST COMPANY,
                                not in its individual capacity but solely as
                                Owner Trustee





Dated:  June 26, 2003       By:
                                ---------------------------------------
                                Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.



                                    WILMINGTON TRUST COMPANY,
                                     not in its individual capacity
                                     but solely as Owner Trustee



                                By: ______________________________
                                     Authorized Signatory



                                or JPMORGAN CHASE BANK,
                                not in its individual capacity but solely, as Authenticating Agent of the Trust



Dated: June 26, 2003



                                            By: ______________________________
                                                Authorized Signatory

                                   ASSIGNMENT



FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE   INSERT    SOCIAL    SECURITY   OR   OTHER    IDENTIFYING    NUMBER   OF
ASSIGNEE___________________________________



-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


----------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
to      transfer said  Certificate on the books of the Certificate  Registrar, with full power of substitution in the premises.


Dated:

                       _____________________________________*/
                          Signature Guaranteed:


                       ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to ______________________________ for the account of ________________, account number ______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to __________________.


                              ------------------------------
                              Signature of assignee or agent
                              (for authorization of wire transfer only)

                                    EXHIBIT B
                             TO THE TRUST AGREEMENT


                              CERTIFICATE OF TRUST

                                       OF

                         HOME EQUITY LOAN TRUST 2003-HS2

        THIS Certificate of Trust of Home Equity Loan Trust 2003-HS2 (the "Trust") is being duly executed and filed by Wilmington Trust company, a Delaware banking corporation, as owner trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C ss.3801 et seq.).

        1. Name: The name of the statutory trust formed hereby is Home Equity Loan Trust 2003-HS2.

        2. Delaware Trustee: The name and business address of the owner trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

        3. Effective Date: This Certificate of Trust shall be effective upon filing with the Secretary of State.

               IN WITNESS WHEREOF, the undersigned, being the sole owner trustee of the Trust, has executed this Certificate of Trust.


                                            WILMINGTON TRUST COMPANY,
                                            as owner trustee


                                            By:
                                                ------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


                   Description of Rule 144A Securities, including numbers:
                       ===============================================
                       ===============================================
                          (the "Rule 144A Securities")


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Owner Trustee and the Depositor (as defined in the Amended and Restated Trust Agreement (the "Agreement"), dated as of June 26, 2003 between Residential Funding Mortgage Securities II, Inc., as Depositor and Wilmington Trust Company, as Owner Trustee pursuant to Section 3.05 of the Agreement, and JPMorgan Chase Bank, as indenture trustee, as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. [only applicable to the Class SB Certificates] [The Buyer represents that:

               (i) either (a) or (b) is satisfied, as marked below:

     a. The Buyer is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

     b. The Buyer will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the

Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

               (ii) the Buyer is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 3.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of June 26, 2003, between the Trust and the Indenture Trustee.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer

By:                                               By:
   -----------------------------------------
     Name:                                             Name:
     Title:                                           Title:

Taxpayer Identification:                          Taxpayer Identification:

No. No.

Date:                                             Date:
      --------------------------------------

                              ANNEX 1 TO EXHIBIT C


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

--------
1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities

               3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___ ___ Will the Buyer be purchasing the Rule 144A Yes No Securities only for the Buyer's own account?

               6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            Print Name of Buyer



                                            By: _______________________________
                                                 Name:
                                                 Title:

                                            Date:
                                                   ----------------------------

                              ANNEX 2 TO EXHIBIT C


                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]


               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                            --------------------------------
                                               Print Name of Buyer



                                            By:_____________________________
                                                Name:
                                                Title:




                                            IF AN ADVISER:



                                            --------------------------------
                                            Print Name of Buyer



                                            Date:
                                                   -------------------------

                                    EXHIBIT D

                     FORM OF INVESTOR REPRESENTATION LETTER


                                    , 20__


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity Loan-Backed Certificates
                      Series 2003-HS2, [Class R-__] [Class SB-__]

Ladies and Gentlemen:

     _____________ (the "Purchaser") intends to purchase from ______________ (the "Seller") a ___% Certificate Percentage Interest of Certificates of Series 2003-HS2 (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 26, 2003, between Residential Funding Mortgage Securities II, Inc. as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

               1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates,
        (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Trust Agreement and [b] [c] such other information concerning the Certificates, the Home Equity Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or
        (b) any information, development or event arising after the date of the Memorandum.]

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

               6. [only applicable to the Class SB Certificates] [The Purchaser represents:

                  (i) that either (a) or (b) is satisfied, as marked below:

     ____ a. The Purchaser is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101; or

     ____ b. The Purchaser will provide the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

               (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.]

               7. The Purchaser is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition;

               8. The Purchaser is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Purchaser is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

               9. The Purchaser is not a non-United States person.


                                            Very truly yours,


                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                    EXHIBIT E

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                    , 20


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity  Loan-Backed Certificates
                      Series 2003-HS2

Ladies and Gentlemen:

     ___________________  (the "Purchaser")  intends to purchase  ______________
(the "Seller") a ___% Certificate Percentage Interest of [Certificates] of Series 2003-HS2 (the "Certificates"), issued pursuant to the Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 26, 2003, between Residential Funding Mortgage Securities II, Inc. as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, as Certificate Registrar. All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

        Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.


                                            Very truly yours,



                                            By:____________________________
                                                Name:
                                                Title

                                  EXHIBIT F

                        CERTIFICATE OF NON-FOREIGN STATUS

        This Certificate of Non-Foreign Status ("certificate") is delivered pursuant to Section 3.05 of the Amended and Restated Trust Agreement, dated as of June 26, 2003 (the "Trust Agreement"), between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Home Equity Loan-Backed Certificates, Series 2003-HS2 (the "Certificates"). Capitalized terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

        Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

        In addition, each holder shall submit with the Certificates an IRS Form W-9 relating to such holder.

        To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

        A.     Individual as Beneficial Owner

               1. I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

               2. My (The Beneficial Owner's) name and home address are:


       ________________________________; and

               3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is .

        B. Corporate, Partnership or Other Entity as Beneficial - Owner

               1. (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

               2.  The   Beneficial   Owner's   office   address  and  place  of
incorporation (if applicable) is ; and

               3. The Beneficial Owner's U.S. employer  identification number is
____________________.

Part II - Nominees

        If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this certificate has been made in reliance upon information contained in:

                       an IRS Form W-9
        --------------

                       a form such as this or substantially similar
        --------------

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -     Declaration

        The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

        Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.



Name:______________________________

Title (if applicable):____________________

Signature and Date:_____________________



*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                    EXHIBIT G

                       FORM OF ERISA REPRESENTATION LETTER

                                                   _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

               Re:    Residential Funding Mortgage Securities II, Inc.
                      Home Equity Loan-Backed Certificates, Series 2003-HS2

Dear Sirs:

        __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") a ___% Certificate Percentage Interest of Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates, Series 2003-HS2 (the "Certificates"), issued pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement") dated June 26, 2003 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

        The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that either:

        (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") Regulations Section 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL Regulations Section 2510.3-101; or

        (2) The purchase of the Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Depositor or the Owner Trustee to any obligation in addition to those undertaken in the Trust Agreement and, with respect to each source of funds being used by the Transferee to acquire the Certificates (each being referred to as a "Source"), the Transferee is an insurance company and (i) the Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Transferee are exempt under Section I of PTCE 95-60, (iii) less than 25% of the Transferee's general account constitute "plan assets" of "benefit plan investors" within the meaning of DOL Regulations Section 2510.3-101(f)(2), and (iv) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates.

        (3) The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.


                                            Very truly yours,



                                            By:  ________________________
                                                  Name:
                                                  Title

                                    EXHIBIT H

                          FORM OF REPRESENTATION LETTER


                                                   _____________, 200__

Residential Funding Mortgage
 Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

                    Re: Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates, Series 2003-HS2

Dear Sirs:

        __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") a ___% Certificate Percentage Interest of Residential Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates, Series 2003-HS2 (the "Certificates"), issued pursuant to a Amended and Restated Trust Agreement (the "Trust Agreement") dated June 26, 2003 among Residential Funding Mortgage Securities II, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as trustee (the "Owner Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

        The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

        (1) the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

        (2) the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.


                                            Very truly yours,



                                            By:_________________________________
                                                Name:
                                                Title:

                                    EXHIBIT I

                         FORM OF CLASS R-I CERTIFICATES

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05(b)(v)(B)(I) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
June 1, 2003

Date of Trust Agreement:
June 26, 2003

First Payment Date:                         Certificate Percentage Interest of
July 25, 2003                               this Certificate:  100%


Assumed Final Payment Date:
July 25, 2033



                       HOME EQUITY LOAN-BACKED CERTIFICATE
                                 SERIES 2003-HS2

               evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Home Equity Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

               This Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. This
Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Funding Corporation is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Home Equity Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

               Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Indenture Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No transfer of this Class R-I Certificate will be made unless the Certificate Registrar (unless otherwise directed by the Depositor) has received
(i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or
(ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar, to the effect that the purchase or holding of a Class R Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2 (the "Trust") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by  its  acceptance  of a  Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

               The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Policy or (b) the consent of Holders of a majority of the Certificate Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,  the  Certificates  are issuable only in minimum denominations of a 10.0000% Certificate Percentage Interest and in integral multiples of a 0.0001% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same. This Certificate is issued in the Certificate Percentage Interest above; however, the Certificate Percentage Interest of this Certificate may change in accordance with Section 3.12 of the Agreement. The Holder of this Certificate hereby consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in July 2033, or (iii) the purchase by the Master Servicer of all Revolving Credit Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                           HOME EQUITY LOAN TRUST 2003-HS2


                           By: WILMINGTON TRUST COMPANY,
                               not in its individual capacity but solely as
                               Owner Trustee





Dated:  June 26, 2003      By:
                               ---------------------------------------
                               Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.



                                  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity
                                   but solely as Owner Trustee



                              By: ______________________________
                                   Authorized Signatory



                              or JPMORGAN CHASE BANK,
                              not in its individual capacity but solely, as Authenticating Agent of the Trust



Dated: June 26, 2003



                                            By: ______________________________
                                                Authorized Signatory

                                   ASSIGNMENT



FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE   INSERT    SOCIAL    SECURITY   OR   OTHER    IDENTIFYING    NUMBER   OF
ASSIGNEE___________________________________



-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


----------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
to      transfer said  Certificate on the books of the Certificate  Registrar, with full power of substitution in the premises.


Dated:

                       _____________________________________*/
                          Signature Guaranteed:


                       ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to ______________________________ for the account of ________________, account number ______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to __________________.


                              ------------------------------
                              Signature of assignee or agent
                              (for authorization of wire transfer only)

                         FORM OF CLASS R-II CERTIFICATES

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05(b)(v)(B)(I) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
June 1, 2003

Date of Trust Agreement:
June 26, 2003

First Payment Date:                         Certificate Percentage Interest of
July 25, 2003                               this Certificate:  100%


Assumed Final Payment Date:
July 25, 2033



                       HOME EQUITY LOAN-BACKED CERTIFICATE
                                 SERIES 2003-HS2

               evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Home Equity Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

               This Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. This
Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Funding Corporation is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Home Equity Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

               Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Indenture Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No transfer of this Class R-II Certificate will be made unless the Certificate Registrar (unless otherwise directed by the Depositor) has received (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or
(ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar, to the effect that the purchase or holding of a Class R Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2 (the "Trust") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by  its  acceptance  of a  Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

               The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Policy or (b) the consent of Holders of a majority of the Certificate Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,  the  Certificates  are issuable only in minimum denominations of a 10.0000% Certificate Percentage Interest and in integral multiples of a 0.0001% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same. This Certificate is issued in the Certificate Percentage Interest above; however, the Certificate Percentage Interest of this Certificate may change in accordance with Section 3.12 of the Agreement. The Holder of this Certificate hereby consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in July 2033, or (iii) the purchase by the Master Servicer of all Revolving Credit Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              HOME EQUITY LOAN TRUST 2003-HS2


                              By: WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but solely as
                                  Owner Trustee





Dated:  June 26, 2003         By:
                                  ---------------------------------------
                                  Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.



                                 WILMINGTON TRUST COMPANY,
                                  not in its individual capacity
                                  but solely as Owner Trustee



                             By: ______________________________
                                  Authorized Signatory



                             or JPMORGAN CHASE BANK,
                             not in its individual capacity but solely, as Authenticating Agent of the Trust



Dated: June 26, 2003



                             By: ______________________________
                                 Authorized Signatory

                                   ASSIGNMENT



FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE   INSERT    SOCIAL    SECURITY   OR   OTHER    IDENTIFYING    NUMBER   OF
ASSIGNEE___________________________________



-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


----------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
to      transfer said  Certificate on the books of the Certificate  Registrar, with full power of substitution in the premises.


Dated:

                       _____________________________________*/
                          Signature Guaranteed:


                       ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to ______________________________ for the account of ________________, account number ______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to __________________.


                              ------------------------------
                              Signature of assignee or agent
                              (for authorization of wire transfer only)

                        FORM OF CLASS R-III CERTIFICATES

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 3.05(b)(v)(B)(I) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Cut-off Date:
June 1, 2003

Date of Trust Agreement:
June 26, 2003

First Payment Date:                         Certificate Percentage Interest of
July 25, 2003                               this Certificate:  100%


Assumed Final Payment Date:
July 25, 2033



                       HOME EQUITY LOAN-BACKED CERTIFICATE
                                 SERIES 2003-HS2

               evidencing a fractional undivided interest in the Owner Trust Estate, the property of which consists primarily of the Home Equity Loans, created by RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below).

               This Certificate is payable solely from the assets of the Owner Trust Estate, and does not represent an obligation of or interest in the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. This
Certificate is not guaranteed or insured by any governmental agency or instrumentality or by the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Seller, the Master Servicer, the Indenture Trustee, the Owner Trustee, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Funding Corporation is the registered owner of the Certificate Percentage Interest evidenced by this Certificate (as set forth on the face hereof) in certain distributions with respect to the Owner Trust Estate, consisting primarily of the Home Equity Loans, created by Residential Funding Mortgage Securities II, Inc. The Trust (as defined herein) was created pursuant to a Trust Agreement dated as specified above (as amended and supplemented from time to time, the "Agreement") between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the pro rata portion evidenced by this Certificate (based on the Certificate Percentage Interest stated on the face hereon) of the Certificate Distribution Amount, if any, required to be distributed to Holders of Certificates on such Payment Date. Distributions on this Certificate will be made as provided in the Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon.

               Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained by the Certificate Registrar for that purpose in the City and State of New York.

               Each Certificateholder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Indenture Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Certificateholder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

               No transfer of this Class R-III Certificate will be made unless the Certificate Registrar (unless otherwise directed by the Depositor) has received (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or fiduciary responsibility requirements of ERISA or Section 4975 of the Code ("Plan"), any person acting, directly or indirectly, on behalf of any such plan or any person using the "plan assets," within the meaning of the Department of Labor regulations at 29 C.F.R. ss.2510.3-101, to effect such acquisition (collectively, a "Plan Investor") or
(ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor, the Owner Trustee, the Master Servicer and the Certificate Registrar, to the effect that the purchase or holding of a Class R Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner Trustee, the Master Servicer or the Certificate Registrar to any obligation or liability in addition to those undertaken in the Agreement.

               This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan-Backed Certificates of the Series specified hereon (herein collectively called the "Certificates"). All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

               The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account that have been released from the Lien of the Indenture for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

               The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of June 26, 2003, between Home Equity Loan Trust 2003-HS2 (the "Trust") and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture").

               Each  Certificateholder,  by  its  acceptance  of a  Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Agreement or any of the Basic Documents.

               The Agreement permits the amendment thereof as specified below, provided that any amendment be accompanied by the consent of the Credit Enhancer and an Opinion of Counsel to the Owner Trustee to the effect that such amendment complies with the provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the amendment is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security if determined without regard to the Policy and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Holder, but the Owner Trustee shall be furnished with an Opinion of Counsel that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder and the consent of the Credit Enhancer shall be obtained. If the purpose of the amendment is to add or eliminate or change any provision of the Agreement, other than as specified in the preceding two sentences, the amendment shall require either (a) a letter from the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Security, if determined without regard to the Policy or (b) the consent of Holders of a majority of the Certificate Percentage Interests of the Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the time of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder and the Credit Enhancer, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Certificate Percentage Interest will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is the Indenture Trustee.

               Except  as  provided  in  the  Agreement,  the  Certificates  are issuable only in minimum denominations of a 10.0000% Certificate Percentage Interest and in integral multiples of a 0.0001% Certificate Percentage Interest in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations, as requested by the Holder surrendering the same. This Certificate is issued in the Certificate Percentage Interest above; however, the Certificate Percentage Interest of this Certificate may change in accordance with Section 3.12 of the Agreement. The Holder of this Certificate hereby consents to any change in its Certificate Percentage Interest in accordance with such Section.

               No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

               The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

               The obligations created by the Agreement in respect of the Certificates and the Trust created thereby shall terminate upon the earliest of
(i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and the Agreement, (ii) the Payment Date in July 2033, or (iii) the purchase by the Master Servicer of all Revolving Credit Loans pursuant to Section 8.08 of the Servicing Agreement.

               Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              HOME EQUITY LOAN TRUST 2003-HS2


                              By: WILMINGTON TRUST COMPANY,
                                  not in its individual capacity but solely as
                                  Owner Trustee





Dated:  June 26, 2003         By:
                                  ---------------------------------------
                                  Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.



                                   WILMINGTON TRUST COMPANY,
                                    not in its individual capacity
                                    but solely as Owner Trustee



                               By: ______________________________
                                    Authorized Signatory



                               or JPMORGAN CHASE BANK,
                               not in its individual capacity but solely, as Authenticating Agent of the Trust



Dated: June 26, 2003



                                            By: ______________________________
                                                Authorized Signatory

                                   ASSIGNMENT



FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE   INSERT    SOCIAL    SECURITY   OR   OTHER    IDENTIFYING    NUMBER   OF
ASSIGNEE___________________________________



-----------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


----------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
to      transfer said  Certificate on the books of the Certificate  Registrar, with full power of substitution in the premises.


Dated:

                       _____________________________________*/
                          Signature Guaranteed:


                       ____________________________*/


-----------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                            DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for the information of the Certificate Paying Agent:

     Distribution shall be made by wire transfer in immediately available funds to ______________________________ for the account of ________________, account number ______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to __________________.


                              ------------------------------
                              Signature of assignee or agent
                              (for authorization of wire transfer only)

                                   EXHIBIT J-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                         )

                                 ) ss.:

COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Home Equity Loan-Backed Certificates, Series 2003-HS2, Class R-[ ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[ ] Certificates, and (iii) is acquiring the Class R-[ ] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[ ] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R- [ ] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 3.05 of the Trust Agreement under which the Class R-[ ] Certificates were issued (in particular, clause
(i)(A) and (i)(B) of Section 3.05 which authorize the Certificate Registrar to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Servicer Trustee in the event the Owner holds such Certificates in violation of Section 3.05). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[ ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R-[ ] Certificates held by the Owner and not to any other holder of the Class R-[ ]Certificates. The Owner understands that the liabilities described herein relate only to the Class R-[ ] Certificates.

12. That no purpose of the Owner relating to the transfer of any of the Class R-[ ] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[ ]
Certificate that the Owner intends to pay taxes associated with holding such Class R-[ ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[ ] Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[ ] Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.




                                            [NAME OF OWNER]



                                            By:
                                               -------------------------------
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of __________, ____________.





                                                 NOTARY PUBLIC



                                            COUNTY OF
                                                     ---------------------------
                                            STATE OF
                                                    ----------------------------
                                             My Commission  expires the day of ,
20 .

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT J-2

                         FORM OF TRANSFEROR CERTIFICATE


                                                   , 20
                                     --------------    ----

Residential Funding Mortgage
  Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank
4 New York Plaza
6th Floor
New York, NY 10004
Attention:  Institutional Trust Services/Structured Finance Services

               Re:    Home Equity Loan-Backed Certificates,
                      Series 2003-HS2, Class R-[__]

Ladies and Gentlemen:

        This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of a [__]% Percentage Interest in the Home Equity Loan-Backed Certificates, Series 2003-HS2, Class R-[ ] (the "Certificates"), pursuant to Section 3.05 of the Trust Agreement (the "Trust Agreement"), dated as of June 26, 2003 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), and Wilmington Trust Company, as owner trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Amended and Restated Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

        2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit J-1. The Seller does not know or believe that any representation contained therein is false.

        3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R-[ ] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

        4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,


                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
Title:



                                Table of Contents

Section
Page
                                       ARTICLE 1
                                      Definitions

Section 1.01.     Definitions...............................................................1
Section 1.02.     Other Definitional Provisions.............................................1

                                      ARTICLE II
                                     Organization

Section 2.01.     Name......................................................................2
Section 2.02.     Office....................................................................2
Section 2.03.     Purposes and Powers.......................................................2
Section 2.04.     Appointment of Owner Trustee..............................................3
Section 2.05.     Initial Capital Contribution of Owner Trust Estate........................3
Section 2.06.     Declaration of Trust......................................................3
Section 2.07.     Liability of the Holders of the Certificates..............................4
Section 2.08.     Title to Trust Property...................................................4
Section 2.09.     Situs of Trust............................................................4
Section 2.10.     Representations and Warranties of the Depositor...........................5
Section 2.11.     Payment of Trust Fees.....................................................5

                                      ARTICLE III
                   Conveyance Of The Home Equity Loans; Certificates

Section 3.01.     Conveyance of The Home Equity Loans.......................................6
Section 3.02.     Initial Ownership.........................................................6
Section 3.03.     The Certificates..........................................................6
Section 3.04.     Authentication of Certificates............................................6
Section 3.05.     Registration of and Limitations on Transfer And Exchange of
                  Certificates..............................................................7
Section 3.06.     Mutilated, Destroyed, Lost or Stolen Certificates........................12
Section 3.07.     Persons Deemed Certificateholders........................................13
Section 3.08.     Access to List of Certificateholders' Names And Addresses................13
Section 3.09.     Maintenance of Office or Agency..........................................13
Section 3.10.     Certificate Paying Agent.................................................13
Section 3.11.     Cooperation..............................................................15
Section 3.12.     Additional Certificate Security Balances Upon Issuance of Capped
                  Funding Notes............................................................15
Section 3.13.     Subordination............................................................16
Section 3.14.     No Priority Among Certificates...........................................16

                                      ARTICLE IV
                         Authority And Duties Of Owner Trustee

Section 4.01.     General Authority........................................................16
Section 4.02.     General Duties...........................................................17

                                        i


Section 4.03.     Action Upon Instruction..................................................17
Section 4.04.     No Duties Except as Specified Under Specified Documents or In
                  Instructions.............................................................17
Section 4.05.     Restrictions.............................................................18
Section 4.06.     Prior Notice To Certificateholders and The Credit Enhancer With
                  Respect To Certain Matters...............................................18
Section 4.07.     Action by Certificateholders with Respect to Certain Matters.............19
Section 4.08.     Action By Certificateholders with Respect to Bankruptcy..................19
Section 4.09.     Restrictions on Certificateholders' Power................................19
Section 4.10.     Majority Control.........................................................19
Section 4.11.     Doing Business In Other Jurisdictions....................................19
Section 4.12.     Removal of Home Equity Loans.............................................20

                                       ARTICLE V
                              Application Of Trust Funds

Section 5.01.     Distributions............................................................20
Section 5.02.     Method Of Payment........................................................22
Section 5.03.     Signature On Returns.....................................................23
Section 5.04.     Statements To Certificateholders.........................................23
Section 5.05.     Tax Reporting............................................................23
Section 5.06.     Reports to the Master Servicer...........................................23
Section 5.07      Derivative Contracts.....................................................23

                                      ARTICLE VI
                             Concerning The Owner Trustee

Section 6.01.     Acceptance of Trusts And Duties..........................................24
Section 6.02.     Furnishing of Documents..................................................25
Section 6.03.     Representations and Warranties...........................................26
Section 6.04.     Reliance; Advice of Counsel..............................................26
Section 6.05.     Not Acting in Individual Capacity........................................27
Section 6.06.     Owner Trustee Not Liable for Certificates or Related Documents...........27
Section 6.07.     Owner Trustee May Own Certificates and Notes.............................27

                                      ARTICLE VII
                             Compensation Of Owner Trustee

Section 7.01.     Owner Trustee's Fees And Expenses........................................28
Section 7.02.     Indemnification..........................................................28

                                     ARTICLE VIII
                            Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement...........................................29
Section 8.02.     Additional Termination Requirements......................................30


                                        ii

                                      ARTICLE IX
                Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility Requirements for Owner Trustee...............................31
Section 9.02.     Replacement of Owner Trustee.............................................31
Section 9.03.     Successor Owner Trustee..................................................32
Section 9.04.     Merger or Consolidation of Owner Trustee.................................32
Section 9.05.     Appointment of Co-Trustee or Separate Trustee............................32

                                       ARTICLE X
                                     Miscellaneous

Section 10.01.    Amendments...............................................................34
Section 10.02.    No Legal Title to Owner Trust Estate.....................................35
Section 10.03.    Limitations on Rights of Others..........................................35
Section 10.04.    Notices..................................................................35
Section 10.05.    Severability.............................................................36
Section 10.06.    Separate Counterparts....................................................36
Section 10.07.    Successors and Assigns...................................................36
Section 10.08.    No Petition..............................................................36
Section 10.09.    No Recourse..............................................................36
Section 10.10.    Headings.................................................................37
Section 10.11.    Governing Law............................................................37
Section 10.12.    Integration..............................................................37
Section 10.13.    Rights of Credit Enhancer to Exercise Rights of Certificateholders.......37

Signatures

EXHIBIT

Exhibit A - ...Form of Class SB Certificate                                            A-1
Exhibit B - ...Certificate of Trust of Home Equity Loan Trust 2003-HS2                 B-1
Exhibit C - ...Form of 144A Investment Representation                                  C-1
Exhibit D - ...Form of Investor Representation Letter                                  D-1
Exhibit E -  ..Form of Transferor Representation Letter                                E-1
Exhibit F - ...Form of Certificate of Non-Foreign Status                               F-1
Exhibit G - ...Form of ERISA Representation Letter                                     G-1
Exhibit H -    Form of Representation Letter                                           H-1
Exhibit I  -  .Form of Class R Certificates                                            I-1
Exhibit J-1  - Form of Transfer Affidavit and Agreement                                J-1-1
Exhibit J-2  -         Form of Transferor Certificate                                  J-2-1